                                                                   EXHIBIT 10.33

                              CONSULTING AGREEMENT

     This Agreement is made this 20th day of April, 1999, with an effective date of February 1, 1999, by and between WaveLink Engineering ("WaveLink") of 7911 Crisford Place, Suite B, Baltimore, Maryland 21208 and Illinois PCS, L.L.C. ("IPCS") of 111 East First Street, Geneseo, Illinois 61254.

     WaveLink has a background in Wireless Network Design and Optimization, and is willing to provide services to IPCS based on this background.

     IPCS desires to have services provided by WaveLink.

     THEREFORE, the parties agree as follows:

     1. DESCRIPTION OF SERVICES: Beginning February 1, 1999, WaveLink will provide the services listed on Exhibit "A" to IPCS, collectively referred to as the Services.

     2. PERFORMANCE OF SERVICES: The manner in which the Services are to be performed and the specific hours to be worked by WaveLink shall be determined by the mutual agreement of WaveLink and IPCS. IPCS will rely on WaveLink to work as many hours as may be reasonably necessary to fulfill WaveLink's obligation under this Agreement. WaveLink covenants that all of its employees and any third parties engaged by WaveLink to perform any of the Services under this Agreement are properly qualified and have the necessary experience to properly complete such Service. Prior to WaveLink removing any engineer from performing Services on the project, IPCS must be consulted and have reasonable input.

     3. PAYMENT: WaveLink shall submit bi-weekly invoices to IPCS, in accordance with the then current fee schedule listed on Exhibit "B" hereto (subject to any amendment thereto), based on time sheets which are pre-approved by M. Lynn Pike, along with supporting documentation of all expenses. IPCS shall pay all such invoices in full within ten (10) business days of submission by WaveLink.

     4. EXPENSE REIMBURSEMENT: WaveLink shall pay all "out-of-pocket" expenses in excess of the per-diem rates identified on Exhibit "B" hereto, and shall not be entitled to reimbursement from IPCS.

     5. SUPPORT SERVICES: IPCS will provide the following support services for the benefit of WaveLink: office space, transportation, office supplies as well as those items which the parties reasonably agree.

     6. CONFIDENTIALITY: IPCS possess valuable information, technical experience and data of a secret and confidential nature relating to the duties and functions to be performed by WaveLink. Such information is a commercial asset of a considerable value to IPCS and IPCS is willing to disclose and permit disclosure of such confidential information to WaveLink only on the condition that WaveLink will not disclose or make use in any manner of the information supplied by IPCS, except under the conditions set forth below.

          6.1 CONFIDENTIAL INFORMATION: WaveLink shall not divulge any confidential information, in whole or in part, to any third party, except in confidence to EMPLOYEES of IPCS, WaveLink and CMS who would require such knowledge of such information for performance of their regular duties and then only pursuant to a secrecy agreement with such EMPLOYEES which binds such EMPLOYEES to the same extent hereunder, and WaveLink shall not make any further use of the same without the consent of IPCS.

          6.2 NON-RESTRICTED INFORMATION: WaveLink shall treat as confidential information and shall hold in confidence any and all confidential information disclosed or developed under this Agreement except:

          (a) Information at the time of disclosure is in the public domain as evidenced by printed publication;

          (b) Information which, after disclosure under this Agreement, becomes part of the public domain by publication or otherwise through no fault of WaveLink; and

          (c) Information, which WaveLink can show, was in its possession at the time of disclosure and was not acquired, directly or indirectly, from IPCS.

     7. NEW PROJECT APPROVAL: WaveLink and IPCS recognize that WaveLink's providing of Services shall be limited to one specific project as represented by this Agreement, for IPCS. WaveLink shall obtain the written approval of IPCS prior to the commencement of any new IPCS not otherwise covered by this Agreement.

     8. TERM/TERMINATION: This Agreement shall terminate upon the completion by WaveLink of the Services contracted for under this Agreement. Either party may terminate this Agreement with thirty (30) day written notice to the other party hereto as provided in Subsections 8.3 and 8.4 below. Additionally, the following are grounds for immediate termination under the following conditions:

          8.1 INTEGRITY: If WaveLink during the term of this Agreement, shall be required to perform Services which in WaveLink's sole judgement compromises the technical or intellectual integrity of any of the Services, WaveLink may immediately terminate this Agreement by giving notice as set forth in Section 14.1.

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          8.2  VIOLATION OF LAW: If either party hereto shall be convicted of a felony (or embezzlement or stealing) from the other, the victimized party shall have the right to terminate this Agreement upon notice given in the manner specified in Section 14.1 and the victimized party shall terminate compensation or services as of the date of mailing such notice.

          8.3 NOTIFICATION: WaveLink may terminate this Agreement as of a date to be specified in a notice of termination, at which its compensation shall terminate, such date to be not less than thirty (30) days after personal delivery or the mailing by certified mail of such notice to IPCS, provide that WaveLink shall continue to assist with all projects then in process until completion thereof.

          8.4  NOTIFICATION BY IPCS: IPCS may cancel this Agreement upon thirty
(30) days' written notice delivered to WaveLink in advance of the proposed termination date.

          8.5 AGREEMENT: This Agreement may be terminated at any time by the agreement of both WaveLink and IPCS.

     9. COOPERATION WITH OTHER CONTRACTORS: WaveLink agrees to cooperate with any and all reasonable requests made by Communications Management Specialists, L.L.C. ("CMS") or any other third party contractor.

     10. RELATIONSHIP OF PARTIES: The relationship between the parties hereto is that of independent contractors. Nothing herein contained shall be deemed to constitute a partnership between or venture by the parties. Neither party shall hold itself out to the contrary of this Agreement. Neither party shall become liable for any representations, acts or omissions of the other party contrary to this provision. Neither party shall provide fringe benefits, including health insurance, paid vacations or any other employee benefit for the benefit of the other parties employees. The parties hereto agree that each shall be solely liable for all taxes of any nature, including withholding taxes, with respect to each parties activities and employees.

     11. TAXES: Except as provided elsewhere in this Agreement, WaveLink shall be responsible for any and all taxes, fees or levies incurred with regard to the Services.

     12. EMPLOYEES: The employees of both parties shall be bound by the terms of this Agreement.

     13. INTELLECTUAL PROPERTY: WaveLink holds an interest in the Intellectual Property (herein "IP", which shall include copyrightable, works, ideas, discoveries, inventions, applications for patents and patents), which is described in Exhibit "C" hereto. Any improvements to IP items listed on Exhibit "C", further inventions or improvements, and any new items of IP discovered or developed by WaveLinks employees, during the term of this Agreement, shall remain the property of WaveLink.

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

     14. INSURANCE: WaveLink shall maintain and require each subcontractor or third party providing any Services to maintain, in effect at all times during the performance of any portion of this Agreement, insurance coverage of the types and in the amounts as set forth below. Such insurance shall be in effect prior to commencement of any of the Services and shall be evidenced by certificates of insurance that provide for at least thirty (30) days of advanced written notice to IPCS prior to cancellation. All such insurance shall be provided by companies licensed to do business in the State of Illinois and otherwise satisfactory to IPCS. Workers Compensation coverage shall be maintained with not less than $100,000.00 per each occurrence for each employee or such higher amounts as may from time to time be required under the laws of the state in which the work is being performed. Commercial General Liability and Excess (Umbrella) Liability shall be carried in a total combined limit for bodily injury and property damage, covering WaveLink, with minimum limits of $1,000,000.00 for each occurrence. Automobile Liability shall be carried with minimum limits of $500,000.00 for combined single limit coverage on "any auto". Contractual Liability insurance covering WaveLink's obligations under this Agreement, with minimum coverage limits of $250,000.00 for each person and $1,000,000.00 in aggregate for bodily injury; and $250,000.00 for each occurrence and $1,000,000.00 in aggregate for property damage.

     15.  GENERAL:

          15.1 NOTICES: All notices required or permitted herein must be in writing and shall be sufficient if delivered personally or mailed by certified or registered mail, return receipt requested, postage and charges prepaid, to the other party at the addresses set forth on the signature page of this Agreement, or to such other addresses set forth on the signature page of this Agreement, or to such other addresses as any party hereto may designate to the other from time to time for this purpose. All notices shall be deemed received when delivered personally or, if mailed, within three (3) days (excluding Sundays and holidays and any other days on which mail is not delivered) after being mailed.

          15.2 INTEGRATED AGREEMENT: This instrument contains and constitutes the entire agreement between the parties herein and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof and there are no agreements, understandings, restrictions, warranties or representations among the parties relating to the subject matter hereof other than those set forth herein. All exhibits attached hereto are hereby incorporated herein and made a part of this Agreement. This instrument is not intended to have any legal effect whatsoever, or to be a legally binding agreement or any evidence thereof, until it has been signed by both parties hereto.

          15.3 CONSTRUCTION: This Agreement shall be construed, enforced and governed in accordance with the laws of the State of Illinois. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter gender thereof or to the plurals of each, as the identity of the person or persons or the context may require. The descriptive headings contained in this Agreement are for reference purposes only and are not

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intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision contained herein.

          15.4 INVALIDITY: If any provision contained in this Agreement shall for any reason be held to be invalid, illegal, void or unenforceable in any respect, such provision shall be deemed modified so as to constitute a provision conforming as nearly as possible to such invalid, illegal, void or unenforceable provision while still remaining valid and enforceable, and the remaining terms or provisions contained herein shall not be affected thereby.

          15.5 BINDING EFFECT: This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, personal representatives, successors and assigns.

          15.6 LITIGATION EXPENSE: In any action brought by a party hereto to enforce the obligations of any other party hereto, the prevailing party shall be entitled to collect from the other parties to such action such party's reasonable attorney's fees, court costs and other expenses incidental to such litigation.

          15.7 COUNTERPART EXECUTION: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          15.8 AMENDMENT AND WAIVER: This Agreement may be amended at any time, but only by an instrument in writing executed by both parties hereto. A party hereto may waive any requirement to be performed by the other party, provided that such waiver shall be in writing and executed by the party waiving the requirement. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

          15.9 TIME OF THE ESSENCE: Time shall be of the essence with respect to the performance by the parties hereto of their respective obligations hereunder.

          15.10 AUTHORIZATION: Each party for itself, its heirs, personal representatives, successors and assigns hereby represents and warrants that it has the full capacity and authority to enter into, execute, deliver and perform this Agreement, and that such execution, delivery and performance does not violate any contractual or other obligation by which it is bound.

          15.11 ASSIGNMENT: WaveLink's obligation under this Agreement may not be assigned or transferred to any other person, firm or entity without the prior written approval of IPCS.

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

          15.12 SURVIVAL: Any provision of this Agreement intended for the protection of either party or the enforcement of rights hereunder shall survive the termination of this Agreement.

          15.13 REPORTING: WaveLink shall report directly to M. Lynn Pike with respect to the performance of the Services.

     In witness whereof, the parties hereto have executed this Agreement on the day and year first above set forth.


WaveLink Engineering                     Illinois PCS, L.L.C.
Marcel O. Bell                           M. Lynn Pike
Director of Engineering                  Vice President & COO - PCS
7911 Crisford Place, Suite B             111 East First Street
Baltimore, Maryland 21208                Geneseo, Illinois 61254
Fax:                                     Fax: 309.944.4406



By:/s/ Marcel O. Bell                    By:/s/ M.  Lynn Pike
   ---------------------------              -----------------------

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

                                   EXHIBIT A

Full RF Design Services

     This proposal underlined the full RF engineering activities and vendor oversight, for the implementation of Geneseo CDMA wireless network in central Illinois.

     For a 150 site network, to be built in 12 to 18 months, WaveLink Engineering would suggest the following:

     A.  Staffing

         .   One Senior/Manager Engineer
         .   Three fully qualified RF Design Engineers
         .   One DT team (locally hired and at Geneseo payroll and trained by
             WaveLink engineers) for the third through the fifth months at an appropriate level of effort.
         .   To get under 12 months, add another Design Engineer, and a second
             DT team.

     The project can be extended to a 24 month schedule, and be reduced to a Senior Engineer and two Design Engineers.

     B.  Overview of Design & Procedure

         In order to speed up the network buildup, it is highly recommended that site acquisition investigations stress the ability to lease existing structures within the intended coverage area(s). The initial design must be based on those structures that can be easily acquired,

         The WaveLink staff will provide the following technical services:

              . Create and maintain a database of Cell sites and candidates. (Database on a networked server with general read-only access)

              . Analyze the topography and demographics of the coverage objective area and make initial designations of favorable and effective locations for potential cell sites

              . Perform joint RF Design-Site Acquisition "drives" of these locations to target specific candidates

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

              . Perform joint RF Design-Site Acquisition "visits" to the specific candidates. Take telephoto panoramic photographs from all rooftop sites.

              . Participate in the multi-discipline team visits to the sites selected for implementation

              .   Design and document the RF details of the sites to include:

                  1.   Tower height or structure antenna locations
                  2.   Antenna orientations
                  3.   Antenna gains, horizontal and vertical beamwidths, tilts
                  4.   Suitable antenna makes and models
                  5.   Transmission line types and lengths, transmission losses
                  6.   GPS antenna location
                  7.   PN Offset Planning
                  8.   Neighbor List Planning

              . Prepare RF exhibits for zoning hearings and provide expert testimony when required

              . Perform Maximum Permissible Exposure (MPE) surveys/studies when required

              .   Prepare/assist in preparation of FAA notifications

              . Prepare/assist in preparation of FCC Tower Registrations and other FCC submissions

              .   Obtain AM Tower analyses where required

              .   Assist the client with Microwave Relocation issues

              . Perform/supervise site technical commissioning testing to include*:

                  1.   Antenna installation verification
                  2.   Antenna & Line Loss & Return Loss Tests
                  3.   Gain/Bandpass tests of Receive and Transmit RF equipment
                  4.   Receiver Noise Figure tests
                  5.   Transmit Output, Spurious, Intermod, etc.

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

                  . Test Equipment (Network Analyzer, Spectrum Analyzer to be provided by Geneseo)

              C.  Optimization

              .   Assist vendor as needed in detailed site RF optimization
              .   Transfer all system documentation and databases to the
                  customer
              .   Train Customer personnel on the design concepts of the system, expansion and capacity cells integration etc.

II.  Vendor Supervision RF Design Services

          To do Vendor Oversight for the full project WaveLink Engineering shall provide the following staff:

              .   One Senior/Manager Engineer
              .   One Design Engineer
              .   With augmentation of one or two Test engineers during the site commissioning and test period

          A.  Overview of Procedures

              . Conduct independent analysis of the topography and demographics of the coverage objective area. Determine favorable and effective locations for potential cell sites.

              . Compare this analysis to the vendor-prepared Plan. Resolve any serious differences with the customer's advice and consent.

              . Participate in joint vendor RF Design-Site Acquisition "drives" of these locations to locate specific candidates.

              . Participate in joint vendor RF Design-Site Acquisition visits to the specific candidates.

              .   Take telephoto panoramic photographs from all rooftop sites.

              . Review vendor site Drive-Test data plots for adequate coverage.

              . Review vendor propagation model tuning parameters to insure appropriate modeling.

              . Participate in the multi-discipline team visits to the sites selected for implementation.

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

              . Monitor and review for appropriateness, the RF design details of the sites to include:

                  1.   Tower height or structure antenna locations
                  2.   Antenna orientations
                  3.   Antenna gains, horizontal & vertical beamwidths, tilts
                  4.   Suitable antenna makes and models
                  5.   Transmission line types of lengths, transmission losses
                  6.   GPS antenna location
                  7.   PN Offset Planning
                  8.   Neighbor List Planning

          .   Perform/supervise site technical commissioning testing to include:

                  1.   Antenna installation verification
                  2.   Antenna & Line Loss and Return Loss Tests
                  3.   Gain/Bandpass tests of Receive and Transmit RF equipment
                  4.   Receiver Noise Figure tests
                  5.   Transmit Output, Spurious, Intermod, etc.

          .   Assist vendor as needed in detailed site RF optimization

                                   EXHIBIT B

Engineering Service Rate
------------------------

       WaveLink Engineering offers its services at the most competitive rates as illustrated below:


                    Principal Engineer:                    $145
                    Engineering Project Manager:           $130
                    Senior Engineer:                       $125
                    Design Engineer:                       $106
                    Engineer:                              $90 to $100
                    RF Technician:                         $50


       NOTE: All rates are per hour plus expenses or per-diem. All Principal Engineers on this project will be billed at Engineering Project Manager rate.


                    Per diem:                               $89 / day
                    Monthly residence retention fee:        $500 / Engineer
                    Initial on site evaluation:             (Air fare)
                    Final project completion relocation:    (Air fare)

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